SUPPLEMENT TO THE
FIDELITY NEW MILLENNIUM(trademark) FUND
PROSPECTUS
DATED JANUARY 26, 1996
The following information supplements that found in the "Transaction Details" section beginning on page 25.
Effective the close of business on May 15, 1996, the fund's shares will no longer be available to new accounts. Shareholders of the fund on or prior to that date, including participants in an employee benefit plan which offered the fund on or prior to that date (except participants in an employee benefit plan for which an affiliate of FMR maintains the accounts at the participant level other than pursuant to a recordkeeping agreement), will continue to be able to purchase shares of the fund.
   The following information supplements that found in the "Securities and Investment Practices" section beginning on page 10.
    CASH MANAGEMENT.    The fund may invest in money market securities, in
a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. The following information supplements that found in the "Sales Charge Reductions and Waivers" section beginning on page 29.
The fund's sales charge will not apply:
    2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)